Exhibit 10.7

Notice of Grant of Director Stock Option

and

Terms and Conditions of Director Stock Option

Director:	[Name]	Option Number:	[_________]
	[Address]	Plan:	2020 Plan
	[Address]	ID:	[_________]

Effective [___________] (the “Award Date”), you (the “Director”) have been granted a nonqualified stock option (the “Option”) to buy [________] shares1 of Common Stock of Lantronix, Inc. (the “Corporation”) at a price of $[_______] per share1 (the “Exercise Price”).

The aggregate Exercise Price of the shares subject to the Option is $[__________].1

[The Option will become vested in 12 substantially equal monthly installments, with one such installment vesting in each of the 12 consecutive calendar months that follows the month in which the Award Date occurs. Each such installment shall vest on the same day of the applicable month as the Award Date (or, if there is no such date in the applicable month, on the last day of such month); provided, however, that on the day immediately preceding the date of the first annual meeting of the Corporation’s stockholders at which one or more members of the Corporation’s Board of Directors are to be elected that occurs in the year following the year in which the Award Date occurs, the Option, to the extent then outstanding and unvested, shall fully vest.1, 2]

The Option will expire on [_________] (the “Expiration Date”). 1, 2

By your signature and the Corporation’s signature below, you and the Corporation agree that the Option is granted under and governed by the terms and conditions of the Corporation's 2020 Performance Incentive Plan (the “Plan”) and the Terms and Conditions of Director Stock Option (the “Terms”), which are attached and incorporated herein by this reference. This Notice of Grant of Director Stock Option, together with the Terms, will be referred to as your Option Agreement. The Option has been granted to you in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to you. Capitalized terms are defined in the Plan if not defined herein or in the Terms. You acknowledge receipt of a copy of the Terms, the Plan and the Prospectus for the Plan.

___________________________________________________	_______________________________
Lantronix, Inc.	Date

___________________________________________________	_______________________________
[Director Name]	Date

____________________

1 Subject to adjustment under Section 7.1 of the Plan.

2 Subject to early termination under Section 5 of the Terms and Section 7.2 of the Plan.

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LANTRONIX, INC.
2020 PERFORMANCE INCENTIVE PLAN

TERMS AND CONDITIONS OF DIRECTOR STOCK OPTION

1.	General.

These Terms and Conditions of Director Stock Option (these “Terms”) apply to a particular stock option (the “Option”) if incorporated by reference in the Notice of Grant of Director Stock Option (the “Grant Notice”) corresponding to that particular grant. The recipient of the Option identified in the Grant Notice is referred to as the “Director.” The per share exercise price of the Option as set forth in the Grant Notice is referred to as the “Exercise Price.” The effective date of grant of the Option as set forth in the Grant Notice is referred to as the “Award Date.” The exercise price and the number of shares covered by the Option are subject to adjustment under Section 7.1 of the Plan.

The Option was granted under and subject to the Lantronix, Inc. 2020 Performance Incentive Plan (the “Plan”). Capitalized terms are defined in the Plan if not defined herein. The Option has been granted to the Director in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Director. The Grant Notice and these Terms are collectively referred to as the “Option Agreement” applicable to the Option.

2.	Vesting; Change in Control; Limits on Exercise; Incentive Stock Option Status.

The Option shall vest and become exercisable in percentage installments of the aggregate number of shares subject to the Option as set forth on the Grant Notice. The Option may be exercised only to the extent the Option is vested and exercisable.

•	Change in Control. Notwithstanding any other provision to the contrary contained herein or in the Plan, upon the occurrence of a Change in Control (as defined in Exhibit A hereto), the Option, to the extent then outstanding and unvested, shall accelerate and become fully vested and exercisable as of (or, as may be necessary to effectuate the purposes of this acceleration, immediately prior to) the date of the Change in Control.

•	Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Director has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•	No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

•	Minimum Exercise. No fewer than 100 shares of Common Stock (subject to adjustment under Section 7.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•	Nonqualified Stock Option. The Option is a nonqualified stock option and is not, and shall not be, an incentive stock option within the meaning of Section 422 of the Code.

3.	Continuance of Service Required; No Service Commitment.

The vesting schedule applicable to the Option requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Director to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of services as provided in Section 5 below or under the Plan. Nothing contained in this Option Agreement or the Plan constitutes a continued service commitment by the Corporation or interferes with the right of the Corporation to increase or decrease the compensation of the Director from the rate in existence at any time.

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4.	Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of:

•	a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option or by the completion of such other administrative exercise procedures as the Administrator may require from time to time;

•	payment in full for the Exercise Price of the shares to be purchased in cash, check or by electronic funds transfer to the Corporation;

•	any written statements or agreements required pursuant to Section 8.1 of the Plan; and

•	satisfaction of the tax withholding provisions of Section 8.5 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative by one or more of the following methods (subject in each case to compliance with all applicable laws, rules, regulations and listing requirements and further subject to such rules as the Administrator may adopt as to any such payment method):

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	in shares of Common Stock already owned by the Director, valued at their fair market value (as determined under the Plan) on the exercise date;

•	a reduction in the number of shares of Common Stock otherwise deliverable to the Director (valued at their fair market value on the exercise date, as determined under the Plan) pursuant to the exercise of the Option; or

•	a “cashless exercise” with a third party who provides simultaneous financing for the purposes of (or who otherwise facilitates) the exercise of the Option.

5.	Early Termination of Option.

5.1              Expiration Date. Subject to earlier termination as provided below in this Section 5, the Option will terminate on the “Expiration Date” set forth in the Grant Notice (the “Expiration Date”).

5.2              Possible Termination of Option upon Certain Corporate Events. The Option is subject to termination in connection with certain corporate events as provided in Section 7.2 of the Plan.

5.3              Termination of Option upon a Termination of Director’s Services. Subject to earlier termination on the Expiration Date of the Option or pursuant to Section 5.2 above, if the Director ceases to be a member of the Board for any reason (the last day that the Director provides services as a director is referred to as the Director’s “Severance Date”), (a) the Director will have until the date that is 2 years after his or her Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 2-year period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 2-year period.

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6.	Non-Transferability.

The Option and any other rights of the Director under this Option Agreement or the Plan are nontransferable and exercisable only by the Director, except as set forth in Section 5.7 of the Plan.

7.	Notices.

Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Director at the address last reflected on the Corporation’s payroll records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be delivered in person or shall be enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Director is no longer a member of the Board, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 7.

8.	Plan.

The Option and all rights of the Director under this Option Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Director agrees to be bound by the terms of the Plan and this Option Agreement. The Director acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Director unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

9.	Entire Agreement.

This Option Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Director hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

10.	Governing Law.

This Option Agreement (including the Notice) shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder. The Director does not have to accept the Option. If the Director does not agree to the terms of the Award, the Director should promptly return this Option Agreement to the Corporation’s Stock Plan Administrator indicating that the Director does not wish to accept the Option, and the Option will be cancelled.

11.	Effect of this Agreement.

Subject to the Corporation’s right to terminate the Option pursuant to Section 7.2 of the Plan, this Option Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

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12.	Counterparts; Electronic Signature.

This Option Agreement may be signed and/or transmitted in one or more counterparts by facsimile, e-mail of a .PDF, .TIF, .GIF, .JPG or similar attachment or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart, and that any such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s hand-written signature. To the extent a party signs this Option Agreement using electronic signature technology, by clicking “sign,” “accept,” or similar acknowledgement of acceptance, such party is signing this Option Agreement electronically, and electronic signatures appearing on Option Agreement (or entered as to this Option Agreement using electronic signature technology) shall be treated, for purposes of validity, enforceability and admissibility, the same as hand-written signatures.

13.	Section Headings.

The section headings of this Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

14.	Clawback Policy.

The Option is subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require forfeiture of the Option and repayment or forfeiture of any shares of Common Stock or other cash or property received with respect to the Option (including any value received from a disposition of the shares acquired upon exercise of the Option).

15.	No Advice Regarding Grant.

The Director is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Director may determine is needed or appropriate with respect to the Option (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Option and any shares that may be acquired upon exercise of the Option). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Option Agreement) or recommendation with respect to the Option. Except for the withholding rights contemplated by Section 4 above and Section 8.5 of the Plan, the Director is solely responsible for any and all tax liability that may arise with respect to the Option and any shares that may be acquired upon exercise of the Option.

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EXHIBIT A

“Change in Control” means the occurrence of any of the following events:

(i)       A change in the ownership of the Corporation which occurs on the date that any one person, or more than one person acting as a group, (“Person”) acquires ownership of the stock of the Corporation that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Corporation; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Corporation will not be considered a Change in Control; or

(ii)       A change in the effective control of the Corporation which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to effectively control the Corporation, the acquisition of additional control of the Corporation by the same Person will not be considered a Change in Control; or

(iii)       A change in the ownership of a substantial portion of the Corporation’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Corporation’s assets: (A) a transfer to an entity that is controlled by the Corporation’s stockholders immediately after the transfer, or (B) a transfer of assets by the Corporation to: (1) a stockholder of the Corporation (immediately before the asset transfer) in exchange for or with respect to the Corporation’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Corporation, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Corporation, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition of Change in Control, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Corporation. Notwithstanding the foregoing, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in the ownership of the Corporation, change in the effective control of the Corporation or a change in the ownership of a substantial portion of the Corporation’s assets, each within the meaning of Section 409A of the Code and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

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